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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

(X)                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 14, 2002

                          UNITED INDUSTRIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                       333-76055               43-1025604
(STATE OR OTHER JURISDICTION OF       (COMMISSION             (I.R.S EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NO.)           IDENTIFICATION NO.)

                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (314) 427-0780
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.  None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.  None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  None.


ITEM 5. OTHER EVENTS. On June 17, 2002, United Industries Corporation and Bayer CorpScience consummated the strategic partnership that the parties entered into on June 7, 2002. United Industries Corporation issued a press release on June 7, 2002 relating to the strategic partnership, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  None.

         (a) Financial statements of businesses acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:

             Exhibit 99     Press Release dated June 7, 2002

ITEM 8.  CHANGE IN FISCAL YEAR.  None.

ITEM 9.  REGULATION FD DISCLOSURE.  None.


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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                       UNITED INDUSTRIES CORPORATION

DATED: JULY 1, 2002                    BY: /s/ DANIEL J. JOHNSTON
                                           ----------------------

                                             NAME: DANIEL J. JOHNSTON
                                             TITLE: EXECUTIVE VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER


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